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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)      December 18, 2002
                                                 -------------------------------

                     Southwestern Water Exploration Company
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               (Exact name of Registrant as specified in charter)

                                    Colorado
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                 (State or other jurisdiction of incorporation)

              33-16110-D                                 84-1062895
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        (Commission File Number)               (IRS Employee Identification No.)


   4391 South Pearl Street
         Las Vegas, NV                                      89121
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (800) 661-9169


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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On December 18, 2002, Southwestern Water Exploration Company (the "Registrant") issued a press release (attached hereto as Exhibit 99.1 to this report and incorporated by reference herein) announcing the resignations of Steven B. Misner as Chief Executive Officer and a Director and Barbara J. McAllister as Chief Financial Officer, Secretary, Treasurer and a Director, and the appointment of Tor S. Boswick as the Company's Chief Executive Officer and Chairman of the Board.

ITEM 7. EXHIBITS.

  (a)  None

  (b)  None

  (c)  Exhibits.


         99.1     Press Release dated December 18, 2002.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Southwestern Water Exploration Co.
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                                                      (Registrant)

         Date: December 18, 2002          By: /s/  Tor S. Boswick
                                              ---------------------------------
                                              Chief Executive Officer